Description of Business and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2017
Organization Consolidation And Presentation Of Financial Statements [Abstract]
Description of Business and Summary of Significant Accounting Policies

Note 1. Description of Business and Summary of Significant Accounting Policies

Emerald Expositions Events, Inc. (“Emerald” or “the Company”) is a corporation formed on April 26, 2013, under the laws of the State of Delaware. Emerald is majority owned by investment funds managed by an affiliate of Onex Partners Manager LP (“Onex Partners”).

The Company, headquartered in San Juan Capistrano, California, is a leading operator of large business-to-business trade shows in the United States (“U.S.”). The Company operates in a number of broadly-defined industry sectors: Gift, Home & General Merchandise; Sports; Design & Construction; Technology; Jewelry; and other trade shows. Each of the Company’s exhibitions are held at least once per year, and provide a venue for exhibitors to launch new products, develop sales leads and promote their brands.

In addition to organizing trade shows and conferences (collectively, “Events”), the Company also operates websites and related digital products, and produces publications, each of which is aligned with a specific sector for which it organizes a trade show. These complementary products allow the Company to better connect and communicate with its preexisting trade show audience.

Initial Public Offering

On April 28, 2017, the Company’s stock began trading on the New York Stock Exchange under the symbol “EEX”. On May 3, 2017, the Company completed the initial public offering of its common stock. The Company sold a total of 10,333,333 shares of common stock, for total net proceeds to the Company of approximately $159.1 million after deducting underwriting discounts and commissions and expenses associated with the offering of $16.5 million. The Company used all of its proceeds from the offering plus cash on hand to prepay $159.2 million of borrowings outstanding under the Term Loan Facility (as defined below).

Basis of Presentation

The consolidated financial statements include the operations of the Company and its wholly-owned subsidiaries. These consolidated financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). All significant intercompany transactions, accounts and profits, if any, have been eliminated in the consolidated financial statements.

The Company had no items of other comprehensive income; as such, its comprehensive income is the same as net income for all periods presented.

Onex Partners Fees

Emerald Expositions Holding, Inc. (“EEH”), an intermediate holding company of Emerald, entered into a Services Agreement, dated June 17, 2013, with Onex Partners (the “Services Agreement”) to provide expertise and advisory services, including financial and structural analysis, due diligence investigations, and other advice and negotiation assistance. The management fee for these services was payable quarterly, in arrears. In connection with the IPO, the Services Agreement was terminated and the management fee is no longer paid.

Revision of Prior Period Financial Statements

During the fourth quarter of 2017, the Company identified a classification error related to certain debt extinguishment costs incurred as part of the Company’s debt refinancing in May 2017. The Company considered both quantitative and qualitative factors in assessing the materiality of the classification error individually, and in the aggregate, and determined that the classification error was not material to interim periods. As such, the Company will revise the consolidated statements of income and comprehensive income for the interim periods ended June 30, 2017 and September 30, 2017 in the Company’s 2018 Quarterly Reports on Form 10-Q, to reflect a decrease to interest expense of $2.3 million and an increase to loss on extinguishment of debt of $2.8 million. The accompanying consolidated statement of income and comprehensive income for the year ended December 31, 2017 appropriately reflects this classification.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting periods. Significant estimates include, but are not limited to, allowances for doubtful accounts, useful lives of depreciable assets and intangible assets, long-lived asset impairments, goodwill and purchased intangible asset valuations and assumptions used in valuing the Company’s allocation of purchase price, including acquired deferred revenues, intangible assets and goodwill, deferred taxes, the fair value of the Company’s common stock issued prior to the IPO and stock-based compensation expense. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company maintains its cash in bank deposit accounts, which at times may exceed federally insured limits. The Company considers cash deposits in banks as cash and investments with original maturities at purchase of three months or less as cash equivalents. At December 31, 2017 and 2016 amounts receivable from credit card processors, totaling $0.8 million and $1.1 million, respectively, are considered cash equivalents because they are short-term, highly liquid in nature and they are typically converted to cash within three days of the sales transaction.

Fair Value of Financial Instruments

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and sets out a fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Inputs are broadly defined as assumptions market participants would use in pricing an asset or liability.

The Company’s assets and liabilities are carried at fair value and are classified and disclosed in one of the following three categories: Level 1 – quoted market prices in active markets for identical assets and liabilities; Level 2 – observable market-based inputs that are corroborated by market data; and Level 3 – unobservable inputs that are not corroborated by market data. The inputs to the determination of fair value are based upon the best information in the circumstances and may require significant management judgment or estimation. A significant adjustment to a Level 2 input could result in the Level 2 measurement becoming a Level 3 measurement. As of December 31, 2017 and 2016, the Company had contingent consideration liabilities that were Level 3 liabilities with the related fair values based on the significant unobservable inputs and probability weightings in using the income approach.

Financial Instruments

Cash and cash equivalents, accounts receivable, accounts payable and certain accrued liabilities are carried at cost, which management believes approximates fair value because of the short-term maturity of these instruments. The financial instruments also include long-term debt with third party financial institutions.

Cash and cash equivalents and long-term debt financial instruments potentially subject the Company to concentrations of credit risk. To minimize the risk of credit loss, these financial instruments are primarily held with large, reputable financial institutions. At December 31, 2017 and December 31, 2016, the Company’s uninsured balances totaled $10.6 million, and $14.7 million, respectively.

As of December 31, 2017 and 2016, the carrying value and fair value of the Company’s debt is summarized in the following table:

	December 31, 2017
(in millions)	Fair Value	Carrying Value
Amended and Restated Term Loan Facility, with interest at LIBOR plus 2.75% (equal to 4.42%) at period end, including short-term portion	$565.0	$558.5
Total	$565.0	$558.5

	December 31, 2016
(in millions)	Fair Value	Carrying Value
Term Loan Facility, with interest at LIBOR plus 3.75% (equal to 4.75%) at period end, including short-term portion	$710.8	$707.3
Total	$710.8	$707.3

The difference between the carrying value and fair value of the Company’s variable-rate term loan is due to the difference between the period-end market interest rates and the projected market interest rates over the term of the loan, as well as the financial performance of the Company since the issuance of the debt. In addition, the carrying value is net of discounts. The Company estimated the fair value of its variable-rate debt using quoted market prices (Level 2 inputs).

Derivative Instruments

In March 2014, the Company, through EEH, entered into forward interest rate contracts to manage and reduce its interest rate risk. The interest rate swap and floor have an effective date of December 31, 2015 and are settled on the last business day of each month of March, June, September and December, beginning March 31, 2016 through December 31, 2018. The Company made payments of $1.4 million during the year ended December 31, 2017, representing the differential between the three-month LIBOR rate 1.33% and 2.705% on the principal amount of $100.0 million. The Company made payments of $1.5 million during the year ended December 31, 2016, representing the differential between the three-month LIBOR rate 0.838% and 2.705% on the principal amount of $100.0 million. The Company marks-to-market its interest rate contracts quarterly with the unrealized and realized gains or losses included in interest expense in the consolidated statements of income and comprehensive income. The liability is included in accounts payable and other current liabilities and other noncurrent liabilities in the consolidated balance sheets. See Note 6 – “Long-Term Debt” for additional discussion of the Company’s interest rate swap and floor arrangements.

Trade and other receivables

The Company extends non-interest bearing trade credit to its customers in the ordinary course of business which is not collateralized. Accounts receivable are shown on the face of the consolidated balance sheets, net of an allowance for doubtful accounts. In determining the allowance for doubtful accounts, the Company analyzes the aging of accounts receivable, historical bad debts, customer creditworthiness and current economic trends.

Prepaid Expenses

Prepaid expenses is primarily comprised of prepaid event costs. The Company pays certain direct event costs, such as facility rentals and insurance costs, in advance of the event. Such costs are deferred in prepaid expense on the consolidated balance sheets when paid and recognized as cost of revenues upon the staging of the event.

Goodwill and Trade Name Intangibles

Goodwill is recorded as the difference, if any, between the aggregate consideration paid for an acquisition and the fair value of the assets acquired and liabilities assumed resulting from acquisitions. Goodwill and indefinite-lived intangible assets are not amortized but instead tested for impairment annually or more frequently should an event or circumstances indicate that a reduction in fair value of the reporting unit may have occurred. The Company tests for impairment on October 31 of each year, or more frequently if events and circumstances warrant. Such events and circumstances may be a significant change in business climate, economic and industry trends, legal factors, negative operating performance indicators, significant competition or changes in strategy. The Company performs its goodwill or indefinite-lived intangible assets impairment test at the reporting unit level and asset grouping level, respectively, and has determined it operates under one reporting unit and asset grouping.

In testing goodwill for impairment, the Company first assesses qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, which is commonly referred to as “Step 0”. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then additional impairment testing is not required. If the carrying amount of goodwill exceeds the fair value, an impairment loss is recognized in an amount equal to the excess of the carrying amount over the fair value.

The annual evaluation for impairment of indefinite-lived intangible assets is a two-step process. The first step is to perform a qualitative impairment assessment. If this qualitative assessment indicates that, more likely than not, the indefinite-lived intangible assets are not impaired, then no further testing is performed. If the qualitative assessment indicates that, more likely than not, the indefinite-lived intangible assets are impaired, then the fair value of the indefinite-lived intangible assets must be calculated. If the carrying value exceeds the fair value, an impairment loss is recorded for that excess.

Determining the fair value of a reporting unit or an indefinite-lived intangible asset is judgmental in nature and involves the use of significant estimates and assumptions. These estimates and assumptions include revenue growth rates, weighted average cost of capital and royalty rates. The Company bases its fair value estimates on assumptions it believes to be reasonable but which are unpredictable and inherently uncertain. Actual future results may differ from the estimates.

In the course of performing the annual qualitative assessment of the Company’s indefinite-lived intangible assets for the year ended December 31, 2015, an increase in the Company’s weighted average cost of capital and a decrease in the royalty rate assumptions used in calculating the fair value of indefinite-lived intangibles were determined sufficient to represent impairment indicators which qualified as a triggering event to move to step two of the impairment test. In the process of determining the implied fair value of the Company’s indefinite-lived intangible assets, management utilized, among other inputs, a relief from royalty calculation prepared by a third-party consultant. As a result of this calculation, the implied fair value of the indefinite-lived intangible assets was deemed to be lower than the carrying value. An impairment charge of $8.9 million was recorded in intangible asset impairment charge in the consolidated statement of income and comprehensive income to align the carrying value of the Company’s indefinite-lived intangible assets with their implied fair value. No impairment indicators were identified as a result of the Company’s annual qualitative assessment of the Company’s indefinite-lived intangible assets for the years ended December 31, 2017 and 2016.

No impairment was identified as a result of the Step 0 qualitative analysis performed in 2017 and the step 1 quantitative analysis performed in 2016 and 2015 in connection with the Company’s annual test of goodwill, as the estimated fair value of goodwill as of each impairment testing date exceeded its carrying value.

Customer-Related Intangibles and Other Amortized Intangible Assets

Intangible assets with finite lives are stated at cost, less accumulated amortization and impairment losses. These intangible assets are amortized on a straight-line basis over the following estimated useful lives, which are reviewed annually:

	Estimated Useful Life	Weighted Average
Customer-related intangibles	7-10 years	9
Computer software	3-7 years	6

As it relates to business acquisitions, the fair values of acquired customer-related intangibles are estimated using a discounted cash flow analysis. Input assumptions regarding future cash flows, growth rates, discount rates, and tax rates used in developing the present value of future cash flow projections are the basis of the fair value calculation.

Contingent Consideration

Some of the Company’s acquisition agreements include contingent consideration arrangements, which are generally based on the achievement of future performance thresholds. For each transaction, the Company estimates the fair value of contingent consideration payments as part of the initial purchase price and records the estimated fair value of contingent consideration as a liability.

The Company considers several factors when determining that contingent consideration liabilities are part of the purchase price, including the following: (1) the valuation of its acquisitions is not supported solely by the initial consideration paid, (2) the former shareholders of acquired companies that remain as key employees receive compensation other than contingent consideration payments at a reasonable level compared with the compensation of the Company’s other key employees and (3) contingent consideration payments are not affected by employment termination.

The Company reviews and assesses the estimated fair value of contingent consideration on a quarterly basis, and the updated fair value could differ materially from the initial estimates. Adjustments to the estimated fair value of contingent consideration are reported in sales, general and administrative expense in the consolidated statements of income and comprehensive income.

Property and Equipment

Property and equipment is carried at cost less accumulated depreciation and impairment losses, if any. Property and equipment is depreciated on a straight-line basis over the estimated useful lives of 1 to 6 years (shorter of economic useful life or lease term) for leasehold improvements and 1 to 10 years for equipment, which includes computer hardware and office furniture.

Impairment of Long-Lived Assets Other than Goodwill and Indefinite-Lived Intangible Assets

Long-lived assets other than goodwill and trade name intangible assets, held and used by the Company, including property and equipment and amortized intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. The Company evaluates recoverability of assets to be held and used by comparing the carrying amount of an asset to the future net undiscounted cash flows to be generated by the asset. If such asset is considered to be impaired, the impairment loss is measured as the amount by which the carrying amount of the asset exceeds its fair value.

There were no long-lived asset impairments noted for the years ended December 31, 2017, 2016 or 2015.

Revenue Recognition and Deferred Revenue

Revenue is recognized when persuasive evidence of an arrangement exists, services have been rendered, the fee is fixed or determinable and the collectability of the related revenue is reasonably assured.

A significant portion of the Company’s annual revenue is generated from the production of trade shows and conference events, including booth space sales, registration fees and sponsorship fees. The Company recognizes revenue upon completion of each trade show or conference event. The trade show and conference revenues represented approximately 93%, 92% and 92% of the total revenues for the years ended December 31, 2017, 2016 and 2015, respectively. Amounts invoiced prior to the completion of the trade show or conference event are recorded as deferred revenues in the consolidated balance sheets until the completion of the event. As of December 31, 2017 and 2016, the Company had deferred revenues of $192.6 million and $171.6 million, respectively, of which, $49.3 million and $49.9 million, are included in accounts receivable on the consolidated balance sheets as of December 31, 2017 and 2016, respectively.

Other revenues, primarily consisting of advertising sales for industry publications, are recognized in the period in which the publications are issued.

Other Income

During the third quarter of 2017, as a result of Hurricane Irma, the Company’s Surf Expo and Imprinted Sportswear Show - Orlando (“ISS Orlando”) were forced to close two days early.  The Company carries cancellation insurance to mitigate losses caused by natural disasters and received a payment of $6.5 million from its insurance carrier to offset the lost revenues of the affected trade shows. As a result, during the year ended December 31, 2017, the Company recorded Other Income of $6.5 million to recognize the amount that was recovered from the insurance company in the consolidated statements of income and comprehensive income.

Deferred Financing Fees and Debt Discount

Costs relating to debt issuance have been deferred and are amortized over the terms of the underlying debt instruments, using the effective interest method for the Amended and Restated Term Loan Facility and the straight-line method for the Amended and Restated Revolving Credit Facility. Debt discount is recorded as a contra-liability and is amortized over the term of the underlying debt instrument, using the effective interest method.

Segment Reporting

Operating segments are components of an enterprise for which discrete financial reporting information is available that is evaluated regularly by the chief operating decision maker (“CODM”) in deciding how to allocate resources and in assessing performance. As the Company’s sole function is the operation and management of trade shows and their interdependent trade show related marketing activities, the CODM views the Company’s operations and manages the businesses as one operating segment. In addition, all of the Company’s assets and trade shows are held in the U.S. Utilizing these criteria, the Company is managed on the basis of one reportable operating segment.

Advertising and Marketing Costs

Advertising and marketing costs are expensed as incurred and are reflected as selling, general and administrative expenses in the consolidated statements of income and comprehensive income. These costs include all brand advertising, telemarketing, direct mail and other sales promotion associated with the Company’s trade shows, conference events and publications. Advertising and marketing costs totaled $12.9 million, $11.7 million and $11.5 million, for the years ended December 31, 2017, 2016 and 2015, respectively.

Stock-Based Compensation

Prior to the IPO, certain of the Company’s officers, non-employee directors, consultants and employees received stock-based awards pursuant to our 2013 Option Plan. Stock-based compensation expense is calculated for each vesting tranche of stock options using the Black-Scholes option pricing model.  The expense is recognized, net of forfeitures, within the consolidated statements of income and comprehensive income; however, no expense is recognized for awards that do not ultimately vest. The determination of the grant date fair value of stock options using an option-pricing model is affected by a number of assumptions, such as the fair value of the underlying stock, Emerald’s expected stock price volatility over the expected term of the options, stock option forfeiture behaviors, risk-free interest rates and expected dividends, which is estimated as follows:

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Fair Value of our Common Stock — Due to the absence of an active market for the Company’s common stock prior to the IPO, the fair value for purposes of determining the underlying stock price for pre-IPO stock option grants was determined utilizing commonly accepted valuation practices. The exercise price was set at least equal to the fair value of Emerald’s common stock on the date of grant. The key assumptions used in the valuations to determine the fair value of Emerald’s pre-IPO common stock included its historical and projected operating and financial performance; observed market multiples for comparable businesses; the uncertainty in the business associated with economic conditions; the fact that equity incentive grants relate to illiquid securities in a private company that had no liquid trading market; and the likelihood of achieving a liquidity event, such as an initial public offering or sale of the company. Each of these assumptions involves highly complex and subjective estimates. Following the IPO, the fair value per share of our common stock for purposes of determining share-based compensation is the closing price of the Company’s common stock as reported on the New York Stock Exchange on the applicable grant date.

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Expected Term — For pre-IPO and post-IPO stock option grants, the expected option term represents the period of time the option is expected to be outstanding. The simplified method is used to estimate the term since the Company does not have sufficient exercise history to calculate the expected term of stock options.

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Volatility — For pre-IPO and post-IPO stock option grants, management determines the expected volatility based on historical average volatilities of similar publicly traded companies corresponding to the expected term of the awards.

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Risk-Free Rate — For pre-IPO and post-IPO stock options, the risk-free rate is based on the yields of United States Treasury securities with maturities similar to the expected term of stock option for each stock option grant.

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Forfeiture Rate — For pre-IPO and post-IPO stock options, estimates of pre-vesting forfeitures, or forfeiture rates, were based on our internal analysis, which primarily considers the award recipients’ position within the company.

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Dividend Yield — Prior to the IPO, the Company had never declared or paid any cash dividends and had no intention to pay cash dividends. Consequently, an expected dividend yield of zero was used with respect to pre-IPO options.  In connection with the IPO, the Company adopted a policy of paying quarterly cash dividends on our common stock.  Our post-IPO stock option grants include an expected dividend yield which is commensurate with the annual dividends the Company has been declaring and paying since the IPO.

In 2017, the Company granted Restricted Stock Units, “RSUs”, that contain service and, in certain instances, performance conditions to certain executives and employees. The Company recognizes cumulative stock-based compensation expense for the portion of the awards for which the service period and performance conditions, as applicable, are probable of being satisfied.  The grant date fair value of stock-based awards is recognized as expense over the requisite service period on the graded-vesting method.

Income Taxes

The Company provides for income taxes utilizing the asset and liability method of accounting. Under this method, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each balance sheet date, based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. If it is determined that it is more likely than not that future tax benefits associated with a deferred tax asset will not be realized, a valuation allowance is provided. The effect on deferred tax assets and liabilities of a change in the tax rates is recognized in the consolidated statements of income and comprehensive income as an adjustment to income tax expense in the period that includes the enactment date.

The Company records a liability for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in a tax return. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense.